--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

April 21, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2001. The net asset values per share at that date were $10.98, $10.82 and $10.82 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $11.06. In addition, a distribution of $0.17 per share was declared for shareholders of record on March 22, 2001 and paid on March 23, 2001 to all classes of shares.

INVESTMENT REVIEW

    For the quarter ended March 31, 2001, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 4.1% for Class A shares. Class B shares returned 3.8% for the quarter. Class C shares returned 3.7%. Class I shares returned 4.2%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index* return of 0.4%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    REITs continued their run of extraordinary out-performance -- again beating the stock market by record setting amounts as the S&P 500 Index declined by 11.9% in the quarter and NASDAQ plunged 25.5%. The hallmarks of REITs -- stable earnings and above average current income helped them maintain their value.

    Enhancing the returns of the portfolio during the quarter were its investments in the Health Care and Retail sectors. Our ongoing investment in health care REITs that own nursing homes benefited from a number of events in the first quarter. First is the growing realization that nursing home fundamentals have bottomed out and that reimbursement rates and occupancy levels are on the rise. Second, the Health Care sector is one of the highest dividend yielding and thus benefited from investors' search for yield. We believe the sector should continue to perform well this year, as there are very attractive acquisition opportunities for REITs in the senior housing market. Retail REITs performed well in the first quarter, particularly the regional mall REITs. The group benefited from its high dividend yield, good supply/demand fundamentals and diverse tenant base.

    One significant trend emerging in the first quarter was the out-performance of higher yielding REITs over lower yielding REITs. This is counter to the trend of the last three years of the 'Realty Majors' companies outperforming. The portfolio's dramatic out-performance in the first quarter is evidence of this. The rapidly weakening economy caused investors to question earnings growth assumptions and to put more emphasis on current income. In light of the Federal Reserve's ongoing program of interest rate reductions, we believe that higher yielding REITs can continue to generate attractive returns.

    The rising level of concern over the weakening economy blanketed the broader stock market but also impacted some segments of the REIT industry. The meltdown of NASDAQ and the Internet sector was felt most heavily in Northern California, Seattle and Northern Virginia. REITs with heavy property concentrations in these regions saw their stock prices decline in the first quarter. Concern arose about demand dropping off enough to create increases in vacancy levels. While the level of construction activity remains muted in these regions, the amount of sublet office space has increased measurably. The Fund continues to have minimal exposure to REITs with a sizable presence in these markets.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

    REIT fundamental performance continues to remain positive. Reported earnings growth in the fourth quarter of 2000 came in at about 9%, and expected earnings growth in the first quarter of 2001 and the remainder of the year remains in the 8-9% range. Meanwhile, 2001 earnings growth expectations for the S&P 500 have now become earnings decline expectations, with the magnitude of this decline seemingly growing greater with every announced disappointment. To the surprise of many, despite the recent superior performance and future prospects for REITs, real estate mutual funds continue to experience net outflows. Capital raising by REITs in the quarter took an interesting turn: common equity offerings totaled only about $350 million, but unsecured debt and preferred stock issuance together were about $4.4 billion, the most in two years and a clear indication of the companies' desire to take advantage of lower interest rates. Importantly, most of the debt capital was issued at fixed rates and was used to retire either maturing or floating rate debt.

INVESTMENT OUTLOOK

    At this juncture, three out of our four year-end expectations are shaping up nicely: REITs are enjoying strong absolute and relative earnings growth; the valuation gap between REITs and the stock market in general has narrowed significantly and; REITs are enjoying a growing menu of investment opportunities as their cost of capital has declined and the initial returns on new investments has risen. So far this year, in addition to a handful of outright purchases, a number of REITs have taken advantage of some very substantial joint venture opportunities with financial partners. Our fourth expectation, that the REIT industry will begin to expand once again, may not happen until the second half of the year or thereafter. We believe that REITs will have to demonstrate their earnings, operating and stock price resilience in this economic slowdown in order for investor confidence to be fully restored. Again this may not be possible until economic growth begins to accelerate once again.

    We also expect the economy's decline to bottom in the second half of the year, with a consensus growing about an improved economic environment in 2002. The Federal Reserve's ongoing reductions in interest rates, the probability of a tax cut, coupled with a decline in inventory levels should position the country for acceleration in economic growth in 2002. The anemic growth during 2001 will allow for easy comparisons. Consistent with these expectations would be shifting the portfolio to more economically sensitive property sectors in the second half of this year.

    We made some important new investments during the quarter. We added Archstone Communities, a national apartment company and ProLogis Industrial Trust, a national industrial company. Both of these investment opportunities arose as a result of price weakness, which permitted us to purchase them at historically high dividend yields. We also added Chelsea Property Group and LaSalle Hotels to the portfolio. Chelsea is in the much-maligned Factory Outlet sector. The company is the leader and is currently taking advantage of the 'buyer's market' in the industry. Additionally, their recent developments in Japan have generated returns that are materially higher than their United States properties. LaSalle Hotels represents an opportunity to invest in a well-diversified portfolio of hotels at a material discount to net asset value per share.

    We are pleased to be off to such a good start in a year in which profits have so far eluded so many investors. We believe that investment performance in 2001 will continue to be driven by high current income and capital

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
appreciation based on moderate earnings growth. As a result, while the overall slow growth environment may persist for some time, we believe our portfolio will generate competitive total returns.

Sincerely,

             MARTIN COHEN                  ROBERT H. STEERS
             MARTIN COHEN                  ROBERT H. STEERS
             President                     Chairman

                              STEVEN R. BROWN
                              STEVEN R. BROWN
                              Portfolio Manager

--------------------------------------------------------------
   Cohen & Steers is online at www.cohenandsteers.com. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

                                                        NUMBER                      DIVIDEND
                                                      OF SHARES       VALUE          YIELD*
                                                      ----------   ------------   ------------
EQUITIES                                    97.51%
  COMMON STOCK                              87.43%
    APARTMENT/RESIDENTIAL                   13.94%
         Apartment Investment & Management
           Co. -- Class A..........................       95,200   $  4,231,640       7.02%
         Archstone Communities Trust...............       80,600      1,982,760       6.67
         Camden Property Trust.....................       67,300      2,237,725       7.34
         Gables Residential Trust..................      122,600      3,556,626       7.82
         Home Properties of New York...............       40,600      1,157,100       8.00
         Summit Properties.........................       87,800      2,151,100       7.55
         United Dominion Realty Trust..............      272,600      3,462,020       8.50
                                                                   ------------
                                                                     18,778,971
                                                                   ------------
    DIVERSIFIED                              2.14%
         Colonial Properties Trust.................      107,300      2,881,005       9.39
                                                                   ------------
    HEALTH CARE                             10.23%
         Health Care Property Investors............      131,900      4,474,048       8.96
         Healthcare Realty Trust...................      199,600      4,810,360       9.46
         Nationwide Health Properties..............      198,800      3,317,972      11.02
         Ventas....................................      139,000      1,181,500         --
                                                                   ------------
                                                                     13,783,880
                                                                   ------------
    HOTEL                                   10.88%
         FelCor Lodging Trust......................      124,300      2,852,685       9.59
         Host Marriott Corp. ......................      340,200      3,973,536       8.90
         Innkeepers USA Trust......................      189,000      2,116,800      10.71
         LaSalle Hotel Properties..................      123,000      1,991,370       9.51
         MeriStar Hospitality Corp. ...............      185,800      3,716,000      10.10
                                                                   ------------
                                                                     14,650,391
                                                                   ------------
    INDUSTRIAL                               3.90%
         First Industrial Realty Trust.............      136,100      4,306,204       8.31
         ProLogis Trust............................       47,000        943,760       6.87
                                                                   ------------
                                                                      5,249,964
                                                                   ------------
    MANUFACTURED HOME                        1.26%
         Chateau Communities.......................       56,200      1,700,050       7.21
                                                                   ------------

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                        NUMBER                      DIVIDEND
                                                      OF SHARES       VALUE          YIELD*
                                                      ----------   ------------   ------------
    OFFICE                                  15.42%
         Arden Realty Group........................      155,200   $  3,662,720       8.31%
         Brandywine Realty Trust...................      274,000      5,452,600       8.24
         Crescent Real Estate Equities Co. ........      173,800      3,945,260       9.69
         Highwoods Properties......................      142,600      3,515,090       9.25
         Mack-Cali Realty Corp. ...................      155,300      4,193,100       9.04
                                                                   ------------
                                                                     20,768,770
                                                                   ------------
    OFFICE/INDUSTRIAL                       12.15%
         Kilroy Realty Corp. ......................       98,100      2,630,061       7.16
         Liberty Property Trust....................      195,600      5,523,744       8.07
         Prentiss Properties Trust.................      149,200      3,677,780       7.87
         Prime Group Realty Trust..................        7,400        103,304       9.67
         Reckson Associates Realty
           Corp. -- Class B........................      188,100      4,429,755      10.19
                                                                   ------------
                                                                     16,364,644
                                                                   ------------
    SELF STORAGE                             0.70%
         Storage USA...............................       29,100        948,078       8.72
                                                                   ------------
    SHOPPING CENTER                         16.81%
      COMMUNITY CENTER                       5.66%
         Kimco Realty Corp. .......................       65,300      2,807,900       6.70
         Pan Pacific Retail Properties.............      106,400      2,356,760       8.22
         Weingarten Realty Investors...............       58,100      2,457,630       7.47
                                                                   ------------
                                                                      7,622,290
                                                                   ------------
      OUTLET CENTER                          1.57%
         Chelsea Property Group....................       50,200      2,118,440       6.82
                                                                   ------------
      REGIONAL MALL                          9.58%
         CBL & Associates Properties...............      167,700      4,460,820       8.01
         JP Realty.................................      156,500      3,040,795      10.19
         Macerich Co. .............................       26,800        588,260       9.66
         Simon Property Group......................      136,800      3,502,080       7.89
         Taubman Centers...........................      108,700      1,309,835       8.30
                                                                   ------------
                                                                     12,901,790
                                                                   ------------
         TOTAL SHOPPING CENTER.....................                  22,642,520
                                                                   ------------
             TOTAL COMMON STOCK (Identified
                cost -- $109,311,439)..............                 117,768,273
                                                                   ------------

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                        NUMBER                      DIVIDEND
                                                      OF SHARES       VALUE          YIELD*
                                                      ----------   ------------   ------------
  PREFERRED STOCK                           10.08%
      Apartment Investment & Management Co., 9.00%,
         Series C..................................       97,300   $  2,228,170       9.83%
      Apartment Investment & Management Co.,
         9.375%, Series G..........................       72,400      1,694,160      10.00
      Apartment Investment & Management Co.,
         10.10%, Series Q..........................       21,300        524,832      10.27
      Camden Property Trust, $2.25, Series A
         (Convertible).............................       56,600      1,465,940       8.69
      CarrAmerica Realty Corp., 8.57% Series B.....       54,000      1,263,600       9.15
      Colonial Properties Trust, 8.75%,
         Series A..................................       78,700      1,837,645       9.38
      Crown American Realty Trust, 11.00%,
         Series A..................................        9,800        435,120      12.39
      FelCor Lodging Trust, 9.00%, Series B........       18,000        403,200      10.04
      Health Care Property Investors 8.70%,
         Series B..................................       10,000        236,000       9.24
      Healthcare Realty Trust, 8.875% Series A.....       13,000        282,750      10.21
      Liberty Properties Trust, 8.80%, Series A....       25,700        617,828       9.15
      Taubman Centers, 8.30%, Series A.............       76,700      1,536,301      10.38
      United Dominion Realty Trust, 9.25%,
         Series A..................................       42,950      1,056,570       9.39
                                                                   ------------
           TOTAL PREFERRED STOCK (Identified
             cost -- $12,686,468)..................                  13,582,116
                                                                   ------------
           TOTAL EQUITIES (Identified
             cost -- $121,997,907).................                 131,350,389
                                                                   ------------
                                                      PRINCIPAL
                                                        AMOUNT
                                                      ----------
COMMERCIAL PAPER                              4.12%
      Union Bank of Switzerland Finance, 5.30%, due
         4/2/01 (Indentified cost -- $5,551,183)...   $5,552,000      5,551,183
                                                                   ------------
TOTAL INVESTMENTS (Identified
  cost -- $127,549,090) ..................  101.63%                 136,901,572
LIABILITIES IN EXCESS OF OTHER ASSETS ....  (1.63)%                  (2,195,898)
                                            ------                 ------------
NET ASSETS ...............................  100.00%                $134,705,674
                                            ------                 ------------
                                            ------                 ------------

-------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

CLASS A
    NET ASSETS..............................................  $49,094,878
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
      stock outstanding)....................................    4,469,790
                                                              -----------
    Net asset value and redemption price per share'D'.......  $     10.98
                                                              -----------
                                                              -----------
    Maximum offering price per share ($10.980.955)'DD'......  $     11.50
                                                              -----------
                                                              -----------
CLASS B
    NET ASSETS..............................................  $31,157,811
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
      stock outstanding)....................................    2,879,431
                                                              -----------
    Net asset value and offering price per share'D'.........  $     10.82
                                                              -----------
                                                              -----------
CLASS C
    NET ASSETS..............................................  $38,058,863
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
      stock outstanding)....................................    3,517,044
                                                              -----------
    Net asset value and offering price per share'D'.........  $     10.82
                                                              -----------
                                                              -----------
CLASS I
    NET ASSETS..............................................  $16,394,122
                                                              -----------
    Shares issued and outstanding ($0.001 par value common
      stock outstanding)....................................    1,482,330
                                                              -----------
    Net asset value, offering and redemption price per
      share.................................................  $     11.06
                                                              -----------
                                                              -----------

-------------------
 'D' Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS EQUITY INCOME FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2001 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                         NET ASSETS                                       PER SHARE
                                    -----------------------------------------------------   -------------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS I     CLASS A   CLASS B   CLASS C   CLASS I
                                    -----------   -----------   -----------   -----------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period: 12/31/00.....  $44,879,178   $26,836,110   $34,053,474   $13,701,834   $10.72    $10.59    $10.60    $10.78
                                    -----------   -----------   -----------   -----------   ------    ------    ------    ------
  Net investment income...........  $   713,787   $   356,267   $   468,833   $   256,285   $ 0.17    $ 0.13    $ 0.14    $ 0.15
  Net realized and unrealized gain
    on investments................    1,154,674       710,248       883,744       365,916     0.26      0.27      0.25      0.30
  Distributions from net
    investment income.............     (744,318)     (465,254)     (589,872)     (247,529)   (0.17)    (0.17)    (0.17)    (0.17)
                                                                                            ------    ------    ------    ------
  Capital stock transactions:
    Sold..........................    5,053,723     5,082,328     5,654,111     2,324,524
    Distributions reinvested......      223,808        38,675        67,661       182,709
    Redeemed......................   (2,185,974)   (1,400,563)   (2,479,088)     (189,617)
                                    -----------   -----------   -----------   -----------
Net increase in net asset value...   $4,215,700   $ 4,321,701   $ 4,005,389   $ 2,692,288   $ 0.26    $ 0.23    $ 0.22    $ 0.28
                                    -----------   -----------   -----------   -----------   ------    ------    ------    ------
End of period: 3/31/01............  $49,094,878   $31,157,811   $38,058,863   $16,394,122   $10.98    $10.82    $10.82    $11.06
                                    -----------   -----------   -----------   -----------   ------    ------    ------    ------
                                    -----------   -----------   -----------   -----------   ------    ------    ------    ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                   (PERIODS ENDED MARCH 31, 2001) (UNAUDITED)

                ONE YEAR                                    SINCE INCEPTION (9/2/97)
----------------------------------------            ----------------------------------------
 INCLUDING                   EXCLUDING               INCLUDING                   EXCLUDING
SALES CHARGE                SALES CHARGE            SALES CHARGE                SALES CHARGE
------------                ------------            ------------                ------------
   25.20%                      31.10%                  4.57%                       5.92%

Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                               MEET THE COHEN & STEERS FAMILY OF FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

            [EQUITY INCOME FUND LOGO]                               [REALTY SHARES LOGO]

       IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND        IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
       YIELD AND CAPITAL APPRECIATION, INVESTING          RETURN THROUGH BOTH CURRENT INCOME AND
       PRIMARILY IN REITS                                 CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


             FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

             [SPECIAL EQUITY FUND LOGO]                       [INSTITUTIONAL REALTY SHARES LOGO]

       IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL        IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
       APPRECIATION, INVESTING IN A LIMITED NUMBER        RETURN THROUGH BOTH CURRENT INCOME AND
       OF COMPANIES ENGAGED IN THE REAL ESTATE OR         CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       RELATED INDUSTRIES                                 REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO             OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX                                      HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                     KEY INFORMATION

Robert H. Steers                           INVESTMENT ADVISER
Director and Chairman                      Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
Martin Cohen                               New York, NY 10017
Director and President                     (212) 832-3232

Gregory C. Clark                           SUB-ADMINISTRATOR AND CUSTODIAN
Director                                   State Street Corp.
                                           225 Franklin Street
George Grossman                            Boston, MA 02110
Director
                                           TRANSFER AGENT
Willard H. Smith, Jr.                      Boston Financial Data Services, Inc.
Director                                   Two Heritage Drive
                                           North Quincy, MA 02171
Adam Derechin                              (800) 437-9912
Vice President and Assistant Treasurer
                                           LEGAL COUNSEL
Lawrence B. Stoller                        Simpson Thacher & Bartlett
Assistant Secretary                        425 Lexington Avenue
                                           New York, NY 10017

                                           DISTRIBUTOR
                                           Cohen & Steers Securities, Inc.
                                           757 Third Avenue
                                           New York, NY 10017

                                           NASDAQ Symbol: Class A - CSEIX
                                                          Class B - CSBIX
                                                          Class C - CSCIX
                                                          Class I - CSDIX
                                           Website: www.cohenandsteers.com

                                           Net asset value (NAV) can be found in
                                           the daily mutual fund listings in the
                                           financial section of most major newspapers
                                           under Cohen & Steers.

                                           This report is authorized for delivery only
                                           to shareholders of Cohen & Steers Equity
                                           Income Fund, Inc. unless accompanied or preceded
                                           by the delivery of a currently effective
                                           prospectus setting forth details of the Fund.
                                           Past performance is of course no guarantee of
                                           future results and your investment may
                                           be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       10


                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'
The double dagger symbol shall be expressed as.............................'DD'